FOR IMMEDIATE RELEASE
July xx, 2013

Media Contact:
Michael K. Frisby
202-625-4328

HITWIRE RELEASES STORY ON THE ROLE OF UNION PENSION FUNDS IN
SPURRING DEVELOPMENT IN SAN FRANCISCO NEIGHBORHOODS

San Francisco - The AFL-CIO Housing Investment Trust’s HITWIRE today released a story on the development boom in San Francisco neighborhoods that was spurred by investments from union pension funds.  The story, like others on the HITWIRE (www.aflciohitwire.com), is available to be republished by media outlets and websites free of charge.

The story notes that rental housing was hit especially hard by the recession, making the search for affordable housing even more challenging for working families. Before long, however, development came to life, and it was a spark from an unconventional source – union pension capital invested by the HIT – that got things rolling.  Collectively the HIT invested $105 million in three rental housing developments in San Francisco, which yielded an estimated 1,340 union construction jobs and 616 housing units.

“Those three projects put people back to work and showed other investors and other developers that there were possibilities in San Francisco,” said Michael Theriault, secretary-treasurer of the San Francisco Building and Construction Trades Council. “So what came back first in the city, really, was rental housing. And it came back because everybody saw those three projects and saw that it was a possibility and said, ‘Well, maybe it’s worthwhile putting some money into this town again.’”

HITWIRE  tells the story of union men and women helping to revive communities across the nation. It also tells the stories of communities and residents whose quality of life has been enhanced by projects built with union pension funds and union labor.

HITWIRE is produced by the AFL-CIO Housing Investment Trust, a $4.7 billion fixed-income investment company that has put the pension capital from union members to work in local communities for nearly 50 years.  To learn more about the HIT, please visit www.aflcio-hit.com.

Other articles available on the HITWIRE include:

●
HIT’s Construction Jobs Initiative has led to the investment of $1.5 billion of union pension capital and $68 million in tax credits in nearly 60 construction projects in 29 different cities; the investments leveraged $3.3 billion of development and created over 16,800 union jobs.

●	The Old Colony housing development in South Boston is being transformed into a modern, state-of-the-art housing and community facility with help from pension capital.

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Chang Suh, HIT’s Senior Executive Vice President and Chief Portfolio Manager, writes about the HIT’s successful investment strategy that has delivered competitive returns to its investors while creating much-needed jobs.

Investors should consider the HIT’s investment objectives, risks, and charges and expenses carefully before investing. This and other information is contained in the HIT’s prospectus.

To obtain a prospectus, call the HIT at 202-331-8055 or visit the HIT’s website at www.aflcio-hit.com. The prospectus should be read carefully before investing.